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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MADRIGAL PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 28, 2017

To Our Stockholders:

        You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Madrigal Pharmaceuticals, Inc. to be held at 9:00 a.m. Eastern Time on Thursday, June 29, 2017, at Philadelphia Marriott West, 111 Crawford Avenue, Conshohocken, Pennsylvania 19428.

        Details regarding the meeting, the business to be conducted at the meeting, and information about Madrigal Pharmaceuticals, Inc. that you should consider when you vote your shares are described in this proxy statement.

        At the Annual Meeting, two persons will be elected to our Board of Directors. In addition, we will ask stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017, to approve an amendment to our 2015 Stock Plan to increase the total number of shares of our common stock available for issuance under the 2015 Stock Plan by 1,000,000 shares, and to approve the compensation of our named executive officers, as disclosed in this proxy statement. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

        We hope you will be able to attend the Annual Meeting. Your vote is very important, regardless of the number of shares you own. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

        Thank you for your continued support of Madrigal Pharmaceuticals, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely, /s/ PAUL A. FRIEDMAN, M.D. Paul A. Friedman, M.D. Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR VOTE PROMPTLY.

MADRIGAL PHARMACEUTICALS, INC.
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2017

TIME:    9:00 a.m. ET

DATE:    Thursday, June 29, 2017

PLACE:    Philadelphia Marriott West, 111 Crawford Avenue, Conshohocken, Pennsylvania 19428

PURPOSES:

  1.
  To elect two directors to serve three-year terms expiring in 2020;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

  3.
  To approve an amendment to our 2015 Stock Plan to increase the total number of shares of our common stock available for issuance under the 2015 Stock Plan by 1,000,000 shares, in the form attached as Annex A to the accompanying proxy statement;

  4.
  To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

  5.
  To transact such other business that is properly presented at the meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

        You may vote if you were the record owner of our common stock at the close of business on May 1, 2017. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our principal executive offices located at 200 Barr Harbor Drive, Suite 400, West Conshohocken, Pennsylvania 19428.

        All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ PAUL A. FRIEDMAN, M.D. Paul A. Friedman, M.D. Chairman of the Board and Chief Executive Officer

April 28, 2017

i

MADRIGAL PHARMACEUTICALS, INC.
200 BARR HARBOR DRIVE, SUITE 400
WEST CONSHOHOCKEN, PENNSYLVANIA 19428
(484) 380-9263

PROXY STATEMENT FOR THE MADRIGAL PHARMACEUTICALS, INC.
2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2017

        This proxy statement, along with the accompanying Notice of 2017 Annual Meeting of Stockholders, contains information about the 2017 Annual Meeting of Stockholders of Madrigal Pharmaceuticals, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m., Eastern Time, on Thursday, June 29, 2017, at Philadelphia Marriott West, 111 Crawford Avenue, Conshohocken, Pennsylvania 19428.

        This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting. You should rely only on the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated April 28, 2017. You should not assume that the information contained in this proxy statement is accurate as of any other date, nor should you assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement to our stockholders will not create any implication to the contrary.

        On or about May 10, 2017, we will begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting.

        Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2016 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2016.

Note Regarding Our 2016 Merger

        We are a clinical-stage biopharmaceutical company. On July 22, 2016, Synta Pharmaceuticals Corp. completed its business combination with Private Madrigal, which we refer to in this proxy statement as the Merger, in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of April 13, 2016, or the Merger Agreement. As used in this proxy statement, the term "Private Madrigal" refers to Madrigal Pharmaceuticals, Inc. prior to the consummation of the Merger. The terms "Madrigal", the "Company", "we", "our" and "us" refer to Private Madrigal, prior to the consummation of the Merger, and Madrigal Pharmaceuticals, Inc. (formerly known as Synta Pharmaceuticals Corp.) and its subsidiaries upon and following the consummation of the Merger. The term "Synta" refers to Synta Pharmaceuticals Corp. and its subsidiaries prior to the consummation of the Merger.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 29, 2017

        This proxy statement, the Notice of Annual Meeting of Stockholders and our 2016 Annual Report to security holders are available for viewing, printing and downloading at the "Investors—Annual Meeting Materials" section of our website at www.madrigalpharma.com.

        Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2016, and which provides additional information about us, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the "Investors—SEC Filings for Madrigal Pharmaceuticals, Inc." section of our website at www.madrigalpharma.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Secretary, Madrigal Pharmaceuticals, Inc., 200 Barr Harbor Drive, Suite 400, West Conshohocken, Pennsylvania 19428. Exhibits will be provided upon written request and payment of an appropriate processing fee.

 IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

        The Board of Directors of Madrigal Pharmaceuticals, Inc. is soliciting your proxy to vote at the 2017 Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on Thursday, June 29, 2017, at Philadelphia Marriott West, 111 Crawford Avenue, Conshohocken, Pennsylvania 19428, and any adjournments of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

        We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 because you owned shares of our common stock on the record date.

Who Can Vote?

        Only stockholders who owned our common stock at the close of business on May 1, 2017 are entitled to vote at the Annual Meeting. On this record date, there were 12,167,405 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

        You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see "May I Change or Revoke My Proxy?" below.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

        Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for either, both or neither of the nominees for director or withheld from either or both of the nominees for director and whether your shares should be voted for, against or to abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors' recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare, or you have stock certificates registered in your name, you may vote:

  •
  By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors below.

  •
  By Internet or by telephone.  Follow the instructions on the proxy card to vote by Internet or telephone.

  •
  In person at the meeting.  If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

        Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 1:00 a.m., Eastern Time, on June 29, 2017. If your shares are held in "street name" (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

        If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The Board of Directors recommends that you vote as follows:

  •
  "FOR" the election of the two nominees for director;

  •
  "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017;

  •
  "FOR" the approval of the amendment to our 2015 Stock Plan; and

  •
  "FOR" the compensation of our named executive officers, as disclosed in this proxy statement.

        If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

        If you give us your proxy, you may change or revoke it at any time before the meeting. You may change or revoke your proxy in any one of the following ways:

  •
  if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

  •
  by re-voting by Internet or by telephone as instructed above;

  •
  by notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

  •
  by attending the Annual Meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the meeting that it be revoked.

        Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

        You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under "How Do I Vote?" for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

        If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under "How Do I Vote?" If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A "broker non-vote" will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

        Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors (Proposal No. 1 of this proxy statement) or on matters related to executive compensation (Proposal Nos. 3 and No. 4 of this proxy statement), no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a "plurality" of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2017 fiscal year, our Audit Committee will reconsider its selection.

Proposal 3: Approve an Amendment to our 2015 Stock Plan

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the amendment to our 2015 Stock Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve on an advisory basis the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who is Paying for the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

        SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our annual report and proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

        If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-800-662-7232.

        If you do not wish to participate in "householding" and would like to receive your own set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Madrigal stockholder and together both of you would like to receive only a single set of our proxy materials, follow these instructions:

  •
  If your Madrigal shares are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 1-800-662-7232 or writing them at P.O. Box 30170, College Station, Texas 77842.

  •
  If a broker or other nominee holds your Madrigal shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

        Most stockholders can elect to view future proxy materials and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Madrigal the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as otherwise noted, the following table sets forth certain information regarding the beneficial ownership of our common stock as of April 21, 2017 by:

  •
  the executive officers named in the Summary Compensation Table on page 25 of this proxy statement;

  •
  each of our directors and director nominees;

  •
  all of our current directors and executive officers as a group; and

  •
  each stockholder known by us to own beneficially more than 5% of our common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of April 21, 2017 pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 12,167,405 shares of common stock outstanding on April 21, 2017.

        Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Madrigal Pharmaceuticals, Inc., 200 Barr Harbor Drive, Suite 400, West Conshohocken, Pennsylvania 19428.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Paul A. Friedman, M.D.(1)	958,951	7.8%
Rebecca Taub, M.D.(2)	1,202,106	9.8%
Marc R. Schneebaum(3)	51,144	*
Chen Schor(4)	—	*
Wendy A. Rieder(5)	—	*
Kenneth M. Bate	—	*
Fred B. Craves, Ph.D.(6)	5,953,921	48.9%
Keith R. Gollust(7)	47,421	*
Richard S. Levy, M.D.	—	*
David Milligan Ph.D.	—	*
All current executive officers and directors as a group (8 persons)(8)	8,166,122	66.4%
Five Percent Stockholders
Entities Affiliated with Bay City Capital, LLC(9)	5,657,854	46.5%
SQN LLC(10)	729,066	6.0%

*
Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Includes 76,564 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 21, 2017, 153,128 shares of restricted common stock (of which 38,282 shares vested within sixty days of April 21, 2017), and 729,066 shares of common stock held by SQN, LLC as set forth in footnote 10 below. Dr. Friedman is a managing member of SQN, LLC and thus may be deemed to share voting and investment power over the shares beneficially owned by SQN, LLC.

  Dr. Friedman disclaims beneficial ownership of the shares beneficially owned by SQN, LLC except to the extent of his pecuniary interest therein.

(2)
Includes 38,282 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 21, 2017, 30,626 shares of restricted common stock (of which 7,657 shares vested within sixty days of April 21, 2017) and 729,066 shares of common stock held by SQN, LLC as set forth in footnote 10 below. Dr. Taub is a managing member of SQN, LLC and thus may be deemed to share voting and investment power over the shares beneficially owned by SQN, LLC. Dr. Taub disclaims beneficial ownership of the shares beneficially owned by SQN, LLC except to the extent of her pecuniary interest therein.

(3)
Includes 24,501 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 21, 2017, and 24,501 shares of restricted common stock (of which 6,125 shares vested within sixty days of April 21, 2017).

(4)
Mr. Schor resigned effective July 22, 2016.

(5)
Ms. Rieder resigned effective July 22, 2016.

(6)
Includes 5,657,854 shares of common stock held by investment entities affiliated with Bay City Capital, LLC, or BCC, as set forth in footnote 9 below. Dr. Craves is a managing director of BCC and thus may be deemed to share voting and investment power over the shares beneficially owned by these entities. Dr. Craves disclaims beneficial ownership of the shares beneficially owned by these entities except to the extent of his pecuniary interest therein.

(7)
Consists of 38,801 shares of common stock owned of record by Wyandanch Partners, L.P. and 8,620 shares of common stock owned of record by Keith R. Gollust Roth IRA. Mr. Gollust is the president and sole stockholder of Gollust Management, Inc., which is the general partner of Wyandanch Partners, L.P.

(8)
Consists of the shares of common stock and common stock issuable upon the exercise of options as set forth in footnotes 1 through 3 and 6 through 7.

(9)
Consists of 5,538,474 shares of common stock held by Bay City Capital Fund IV, L.P., or Fund IV, and 119,380 shares of common stock held by Bay City Capital Fund IV Co-Investment Fund, L.P., or Co-Invest Fund. Bay City Capital Management IV LLC, or BCC IV, is the general partner of Fund IV and Co-Invest Fund and has sole voting and investment power over the shares held by Fund IV and Co-Invest Fund. BCC is the manager of BCC IV, and thus has sole voting and investment power over the shares held by Fund IV and Co-Invest Fund. Dr. Craves is a managing director of BCC and thus may be deemed to share voting and investment power over the shares beneficially owned by these entities. The address for the entities affiliated with BCC is 750 Battery Street, Suite 400, San Francisco, California 94111.

(10)
Consists of 729,066 shares of common stock held by SQN, LLC. Dr. Friedman and Dr. Taub are the managing members of SQN, LLC and thus may be deemed to share voting and investment power over the shares beneficially owned by SQN, LLC. Dr. Friedman and Dr. Taub disclaim beneficial ownership of the shares beneficially owned by SQN, LLC except to the extent of their pecuniary interest therein. The address for SQN, LLC is c/o Madrigal Pharmaceuticals, Inc., 200 Barr Harbor Drive, Suite 400, West Conshohocken, Pennsylvania 19428.

 MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

        Our restated certificate of incorporation and restated bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each Annual Meeting of Stockholders to serve for a three-year term. Our Board of Directors, which consists of seven members, is classified into three classes as follows:

  •
  the Class I directors are Paul A. Friedman, M.D. and Kenneth M. Bate, and their terms will expire at the upcoming Annual Meeting of Stockholders;

  •
  the Class II directors are Rebecca Taub, M.D. and Fred B. Craves, Ph.D., and their terms will expire at the Annual Meeting of Stockholders to be held in 2018; and

  •
  the Class III directors are Keith R. Gollust, David Milligan, Ph.D. and Richard S. Levy, M.D., and their terms will expire at the Annual Meeting of Stockholders to be held in 2019.

        On March 2, 2017, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Paul A. Friedman, M.D. and Kenneth M. Bate for election at the Annual Meeting for a term of three years to serve until the 2020 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

        Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors' conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below.

Name	Age	Position
Kenneth M. Bate(1)(2)	66	Class I Director
Fred B. Craves, Ph.D.(2)(3)	70	Lead Director and Class II Director
Paul A. Friedman, M.D.	74	Chairman of the Board of Directors, Chief Executive Officer and Class I Director
Keith R. Gollust(1)(3)	71	Class III Director
Richard S. Levy, M.D.(2)(3)	59	Class III Director
David Milligan, Ph.D.(1)(2)	76	Class III Director
Rebecca Taub, M.D.	65	Chief Medical Officer, Executive Vice President, Research & Development and Class II Director

(1)
Member of our Audit Committee.

(2)
Member of our Compensation Committee.

(3)
Member of our Nominating and Governance Committee.

        In addition to the information presented below regarding each of our director's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Madrigal and our Board.

        Kenneth M. Bate, has served on our Board of Directors since July 2016. Mr. Bate currently works as an independent consultant. Previously, Mr. Bate was the president and chief executive officer of Archemix Corp., a privately held biopharmaceutical company, a position he held from April 2009 through December 2011. From 2006 to April 2009, he served in various positions at NitroMed, Inc., a publicly held pharmaceutical company, most recently as President and Chief Executive Officer. From 2002 to 2005, Mr. Bate served as head of commercial operations and chief financial officer at Millennium Pharmaceuticals, Inc., a biopharmaceutical company. Prior to joining Millennium Pharmaceuticals, Mr. Bate co-founded JSB Partners, LLC, a banking and advisory services firm for biopharmaceutical and life sciences companies. From 1990 to 1996, Mr. Bate was employed with Biogen, Inc., a public biotechnology company, first as its chief financial officer and then as head of the commercial organization responsible for launching its multiple sclerosis business. Mr. Bate currently serves on the board of AVEO Pharmaceuticals, Inc., Catabasis Pharmaceuticals, Inc., Vanda Pharmaceuticals Inc., Genocea Biosciences, Inc. and Epizyme, Inc., each a public biopharmaceutical company and serves on the board of TransMedics Inc., a privately held medical device company. During the last five years, Mr. Bate also served as chairman of the board of Cubist Pharmaceuticals, Inc. and as a director of BioMarin Pharmaceutical Inc., each a public biopharmaceutical company. He holds a B.A. in Chemistry from Williams College and an M.B.A. from The Wharton School of the University of Pennsylvania. We believe that Mr. Bate's qualifications to serve on our board of directors include his operating, finance, commercial, transactional and senior management experience in the industry, such as his experience as chief executive officer of Archemix and NitroMed, as head of commercial operations and chief financial officer at Millennium Pharmaceuticals, and as chief financial officer and vice president of sales and marketing at Biogen, as well as his experience serving on the board of directors of other public companies in the life sciences industry.

        Fred B. Craves, Ph.D., has served on our Board of Directors since July 2016. Dr. Craves served as Chairman of the Board of Private Madrigal from its inception in September 2011 through the Merger in July 2016. Dr. Craves is a Managing Director and co-founder of Bay City Capital. In the course of his career, Dr. Craves has founded and managed several biotechnology companies. Dr. Craves previously served on the boards of directors of several privately held and publicly companies. Dr. Craves currently serves as a member of the board of directors of Dermira, Inc., a publicly-held biopharmaceutical company, where he is the lead director, and as a member of the boards of directors of Reset Therapeutics, Inc., Grey and White, Inc. and Twist Bioscience, Inc., each a privately held company. Dr. Craves earned a B.S. degree in biology from Georgetown University, an M.S. in biochemical pharmacology from Wayne State University and a Ph.D. in pharmacology and experimental toxicology from the University of California, San Francisco. We believe that Dr. Craves is qualified to serve on our board of directors due to his extensive experience with founding, managing and serving on the boards of directors of life sciences companies, both public and private, and his extensive knowledge of the life sciences industry.

        Paul A. Friedman, M.D., has served as Chairman of our Board of Directors and Chief Executive Officer since July 2016. Dr. Friedman served as a member of Synta's board of directors from March 2014 until April 2016. Dr. Friedman served as the Chief Executive Officer and a Director of Incyte Corporation from November 2001 until his retirement in January 2014. From 1994 to 1998, Dr. Friedman served as President of Research & Development for the DuPont-Merck Pharmaceutical Company; and from 1998 to 2001 as President of DuPont Pharmaceuticals Research Laboratories, a wholly-owned subsidiary of the DuPont Company. From 1991 to 1994, he served as Senior Vice President at Merck Research Laboratories. Prior to his tenures at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a diplomat of the American Board of Internal Medicine and a member of the American Society of Clinical Investigation. Dr. Friedman currently sits on the board of directors of Cerulean Pharma Inc., a publicly traded pharmaceutical company, Verastem, Inc., a publicly traded pharmaceutical company,

Incyte Corporation, a publicly traded pharmaceutical company, and Gliknik, Inc. He has previously served on the board of directors of Auxilium Pharmaceuticals Inc., a publicly traded pharmaceutical company, and Durata Therapeutics, Inc., a publicly traded pharmaceutical company. Dr. Friedman received his A.B. in Biology from Princeton University and his M.D. from Harvard Medical School. We believe that Dr. Friedman is qualified to serve as Chief Executive Officer and as Chairman of our board of directors due to his research and development and management experience and his experience as an executive officer and director of life sciences companies.

        Keith R. Gollust, has served on our Board of Directors since July 2016. Mr. Gollust served on the board of directors of Synta from July 2002 through the Merger in July 2016 and as Chairman of the Synta board of directors from September 2002 through the Merger in July 2016. Mr. Gollust is a private investor and President of Gollust Management, Inc., the general partner of Wyandanch Partners, an investment partnership. In the past, Mr. Gollust has served as a director of numerous public and private companies. Mr. Gollust currently serves as a director of Script Relief, LLC, a discount prescription drug company. He also is a member of the Board of Trustees of the Julliard School. Mr. Gollust received a B.A. from Princeton University and an M.S.I.A. from Carnegie Mellon University. We believe that Mr. Gollust is qualified to serve as a member of our board of directors due to his experience as managing general partner of various investment partnerships which have given him the responsibility for investing over $1 billion as a fiduciary.

        Richard S. Levy, M.D., has been a member of our Board of Directors since August 2016. Dr. Levy serves on the board of directors of Gliknik Corp., a privately held biotechnology company. Previously, Dr. Levy served as Executive Vice President and Chief Drug Development Officer at Incyte Corporation, a publicly held biopharmaceutical company, from January 2009 until his retirement in April 2016, and as Senior Vice President of Drug Development from August 2003 to January 2009. Prior to joining Incyte, Dr. Levy served as Vice President, Biologic Therapies, at Celgene Corporation, a publicly held biopharmaceutical company, from 2002 to 2003. From 1997 to 2002, Dr. Levy served in various executive positions with DuPont Pharmaceuticals Company, first as Vice President, Regulatory Affairs and Pharmacovigilence, and thereafter as Vice President, Medical and Commercial Strategy. Dr. Levy served at Sandoz (now the generic pharmaceuticals division of Novartis) from 1991 to 1997 in positions of increasing responsibility in clinical research and regulatory affairs. Dr. Levy has more than 25 years' experience in the pharmaceutical and biotechnology industries through his prior positions at Celgene, DuPont Pharmaceuticals and Novartis, has extensive clinical research, regulatory and product development skills and has worked in multiple therapeutic areas. Prior to joining the pharmaceutical industry, Dr. Levy served as an Assistant Professor of Medicine at the UCLA School of Medicine. Dr. Levy is Board Certified in Internal Medicine and Gastroenterology and received his A.B. in Biology from Brown University, his M.D. from the University of Pennsylvania School of Medicine, and completed his training in Internal Medicine at the Hospital of the University of Pennsylvania and a fellowship in Gastroenterology and Hepatology at UCLA. We believe that Dr. Levy is qualified to serve on our board of directors due to his extensive and diverse experience in the pharmaceutical and biotechnology industries.

        David Milligan, Ph.D., has been a member of our Board of Directors since July 2016. Dr. Milligan currently works as an independent consultant. Previously, Dr. Milligan was a partner at Bay City Capital, LLC, a life sciences investment firm, a position he held from 1997 through 2013. From 1979 to 1996, Dr. Milligan served as Senior Vice President and Chief Scientific Officer at Abbott Laboratories, a publicly-held life sciences company. Dr. Milligan currently serves as a director of Inspirotech and Xoult, both privately-held life sciences companies. During the past five years, Dr. Milligan has served as a director of Caliper Life Sciences, a publicly-held pharmaceutical and biotechnology company that was acquired by PerkinElmer Company, and served as a director of WebLOQ, Inc. a privately-held information technology security company. Dr. Milligan also served as Chairman and a director at Vicuron Pharmaceuticals, Inc., a privately-held biopharmaceutical company acquired by Pfizer, from

1997 to 2005, as a director of Reliant Pharmaceuticals, Inc., a privately-held pharmaceutical company acquired by GlaxoSmithKline, from 1999 to 2007, as a director of Pathway Diagnostics Corporation, a privately-held diagnostics company acquired by Quest Diagnostics, Inc., from 2002 to 2008, as a director of ICOS Corporation, a publicly-held pharmaceutical company acquired by Eli Lilly, from 1995 to 2007, and as a director of Maxia Pharmaceuticals, Inc., a privately-held pharmaceutical company acquired by Incyte Corporation, from 1999 to 2003. Dr. Milligan received an A.B. in Chemistry from Princeton University and an M.S. and Ph.D. in Organic Chemistry from the University of Illinois. We believe that Dr. Milligan's qualifications to serve on our board of directors include his operating, finance, commercial, transactional and senior management experience in the life sciences industry, as well as his experience serving on the boards of directors of publicly- and privately-held companies in the life sciences industry.

        Rebecca Taub, M.D., has been a member of our Board of Directors and has served as our Chief Medical Officer, Executive Vice President, Research & Development since July 2016. Dr. Taub served on Private Madrigal's board of directors and as Chief Executive Officer of Private Madrigal from its inception in September 2011 through the Merger in July 2016. Prior to joining Private Madrigal, Dr. Taub served as Senior Vice President, Research and Development of VIA Pharmaceuticals from 2008 to 2011 and as Vice President, Research, Metabolic Diseases at Hoffmann-La Roche from 2004 to 2008. In those positions, Dr. Taub oversaw clinical development and drug discovery programs in cardiovascular and metabolic diseases including the conduct of a series of Phase I and II proof of conduct clinical trials. Dr. Taub led drug discovery including target identification, lead optimization and advancement of preclinical candidates into clinical development. From 2000 through 2003, Dr. Taub worked at Bristol-Myers Squibb Co. and DuPont Pharmaceutical Company, in a variety of positions, including Executive Director of CNS and metabolic diseases research. Before becoming a pharmaceutical executive, Dr. Taub was a tenured Professor of Genetics and Medicine at the University of Pennsylvania, and remains an adjunct professor. Dr. Taub is the author of more than 120 research articles. Before joining the faculty of the University of Pennsylvania, Dr. Taub served as an Assistant Professor at the Joslin Diabetes Center of Harvard Medical School, Harvard University and an associate investigator with the Howard Hughes Medical Institute. Dr. Taub received her M.D. from Yale University School of Medicine and B.A. from Yale College. We believe that Dr. Taub is qualified to serve as Chief Medical Officer, Executive Vice President, Research and Development and a member of our board of directors due to her extensive experience as a pharmaceutical executive heading up major development programs in NASH.

Director Independence

        Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Madrigal, either directly or indirectly. Based on this review, our Board has determined that all of the current members of the Board other than Dr. Friedman and Dr. Taub are "independent directors" as defined by the Listing Rules of The Nasdaq Stock Market.

Committees of the Board of Directors and Meetings

  Meeting Attendance

        During the fiscal year ended December 31, 2016 there were four meetings of our Board of Directors, and the various committees of the Board met a total of seven times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during 2016. The Board has adopted a policy under which each member of the Board is encouraged, but not required, to attend each Annual Meeting of Stockholders.

  Audit Committee

        Our Audit Committee is composed of Messrs. Bate (chairman) and Gollust and Dr. Milligan, and met three times during fiscal year 2016. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our Board of Directors has determined that Mr. Bate is an "audit committee financial expert," as the SEC has defined that term. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. Our Audit Committee's role and responsibilities are set forth in the Audit Committee's written charter and include the authority to:

  •
  approve and retain the independent auditors to conduct the annual audit of our consolidated financial statements;

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  review the proposed scope and results of the audit;

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  review and pre-approve the independent auditor's audit and non-audit services rendered;

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  approve the audit fees to be paid;

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  review accounting and financial controls with the independent auditors and our financial and accounting staff;

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  review and approve transactions between us and our directors, officers and affiliates;

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  recognize and prevent prohibited non-audit services;

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  establish procedures for complaints received by us regarding accounting matters;

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  oversee internal audit functions, if any; and

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  prepare the report of the Audit Committee that the rules of the SEC require to be included in our Annual Meeting proxy statement.

        A copy of the Audit Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.madrigalpharma.com.

  Compensation Committee

        Our Compensation Committee is composed of Mr. Bate and Drs. Craves, Levy (chairman) and Milligan, and met three times during fiscal year 2016. All members of the Compensation Committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. Our Compensation Committee's role and responsibilities are set forth in the Compensation Committee's written charter and include the authority to:

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  review and establish the compensation arrangements for management, including the compensation for our Chief Executive Officer;

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  establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

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  administer our stock incentive plan;

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  review the Compensation Discussion and Analysis, or CD&A, prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to our Board of Directors that the CD&A be included in our Annual Report on Form 10-K, Annual Meeting proxy statement, or any other applicable filing as required by the SEC; and

  •
  prepare the report of the Compensation Committee that SEC rules require to be included in our Annual Meeting proxy statement.

        The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain the best possible executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least twice per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of executive compensation matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee of the committee consisting of one or more members of the Compensation Committee.

        The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In October 2016, the Compensation Committee engaged Compensia, Inc., or Compensia, as its independent compensation consultant. Compensia was engaged to review all aspects of our executive compensation. As described in the CD&A, Compensia assists the Compensation Committee in defining the appropriate peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group. We use the information we obtain from Compensia primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. We also use information obtained from Compensia to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the company. The Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and the corporate governance rules of The Nasdaq Stock Market and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee. In compliance with the SEC and the corporate governance rules of The Nasdaq Stock Market, Compensia provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of Compensia and the partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

        Please also see the CD&A and the report of the Compensation Committee set forth elsewhere in this proxy statement.

        A copy of the Compensation Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.madrigalpharma.com.

  Nominating and Governance Committee

        Our Nominating and Governance Committee is composed of Drs. Craves and Levy and Mr. Gollust (chairman), and met once in fiscal year 2016. All members of the Nominating and Governance Committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. Our Nominating and Governance Committee's role and responsibilities are set forth in the Nominating and Governance Committee's written charter and include the authority to:

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  identify and nominate members of the Board of Directors;

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  develop and recommend to the Board of Directors a set of corporate governance principles applicable to our company; and

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  oversee the evaluation of the Board of Directors and management.

        If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our bylaws and in "Stockholder Proposals and Nominations For Director" at the end of this proxy statement.

        In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, our Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. For each Annual Meeting, our Nominating and Governance Committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5% of our common stock for at least one year. All stockholder recommendations for proposed director nominees must be in writing to the Nominating and Governance Committee, care of our Secretary at 200 Barr Harbor Drive, Suite 400, West Conshohocken, Pennsylvania 19428, no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior Annual Meeting of Stockholders or, in certain circumstances, a reasonable time in advance of the mailing of our proxy statement for the Annual Meeting of Stockholders for the current year. The recommendation must be accompanied by the following information concerning the recommending stockholder:

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  name, address and telephone number of the recommending stockholder;

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  the number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

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  if the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

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  a statement from the recommending stockholder as to a good faith intention to continue to hold such shares through the date of the next Annual Meeting.

        The recommendation must also be accompanied by the following information concerning the proposed nominee:

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  the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended;

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  a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

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  a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding Madrigal; and

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  the contact information of the proposed nominee.

        The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board of Directors and to the governance of Madrigal and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Madrigal. The recommendation must also be accompanied by the written consent of the proposed nominee (1) to be considered by the Nominating and Governance

Committee and interviewed if the committee chooses to do so in its discretion, and (2) if nominated and elected, to serve as a director.

        For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

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  candidates should possess the highest personal and professional standards of integrity and ethical values;

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  candidates must be committed to promoting and enhancing the long-term value of Madrigal for its stockholders;

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  candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of Madrigal;

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  candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

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  candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role; and

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  candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

        While we do not have a formal policy on diversity, our Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the company, to maintain a balance of knowledge, experience and capability.

        In addition, the Nominating and Governance Committee will also take into account the extent to which the candidate would fill a present need on the Board of Directors, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by The Nasdaq Stock Market.

        A copy of the Nominating and Governance Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.madrigalpharma.com.

  Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee is composed of Mr. Bate and Drs. Craves, Levy and Milligan. No member of our Compensation Committee has at any time been an employee of ours. None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Leadership Structure

        Currently, our Chief Executive Officer, Dr. Friedman, serves as Chairman of our Board of Directors. Our Board of Directors believes that Dr. Friedman is the director best situated to identify strategic opportunities for our company and to focus the activities of our Board of Directors due to his full-time commitment to the business. Our Board of Directors also believes that Dr. Friedman's dual roles as Chairman of the Board and Chief Executive Officer promotes effective execution of our business strategy and facilitates information flow between management and our Board of Directors.

        Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain the board's independent oversight of management and ensures that the appropriate level of independence is applied to all board decisions. Our Audit, Compensation, and Nominating and Governance Committees, each consisting of independent directors, oversee critical matters such as our accounting policies, financial reporting processes, internal control assessment over financial reporting, executive compensation program, and selection and evaluation of our directors and director nominees.

Our Board of Directors' Role in Risk Oversight

        Our Board of Directors has overall responsibility for risk oversight, including, as part of regular board and committee meetings, general oversight of our executive officers' management of risks relevant to us. A fundamental part of risk oversight is not only understanding the material risks our company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our Board of Directors in reviewing our business strategy is an integral aspect of its assessment of our management's tolerance for risk and also its determination of what constitutes an appropriate level of risk for us.

        While it has overall responsibility for risk oversight, our Board of Directors has delegated oversight responsibility related to certain risks to committees of the board. Our Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management, as well as coordinating our internal control over financial reporting, disclosure controls and procedures and code of conduct. Our Audit Committee receives regular reports from officers responsible for oversight of particular risks within our company at its regularly scheduled meetings and other reports as requested by our Audit Committee from time to time. In addition, our Compensation Committee has authority to oversee risks as to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

        Our Board of Directors satisfies its overall responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from relevant officers within our company. Our Board of Directors believes that full and open communication between management and the board is essential for effective risk management and oversight.

Stockholder Communications to the Board

        Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@madrigalpharma.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, must prepare the communication in written form and mail or hand deliver the same to the following address:

  ATTN: SECURITY HOLDER COMMUNICATION
  Board of Directors
  Madrigal Pharmaceuticals, Inc.
  200 Barr Harbor Drive, Suite 400
  West Conshohocken, PA 19428

        Such communications should not exceed 500 words in length and must be accompanied by the following information:

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  a statement of the type and amount of the securities of Madrigal that the person holds;

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  any special interest, meaning an interest not in the capacity as a stockholder of Madrigal, that the person has in the subject matter of the communication; and

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  the address, telephone number and e-mail address, if any, of the person submitting the communication.

        The following types of communications are not appropriate for delivery to directors under these procedures:

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  communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of Madrigal (such as employees, members of the communities in which we operate our businesses, customers and suppliers) generally;

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  communications that advocate engaging in illegal activities;

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  communications that, under community standards, contain offensive, scurrilous or abusive content; and

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  communications that have no rational relevance to the business or operations of Madrigal.

        Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

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  junk mail and mass mailings;

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  résumés and other forms of job inquiries;

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  surveys; and

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  solicitations or advertisements.

        In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

        The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Paul A. Friedman, M.D.	74	Chairman of the Board and Chief Executive Officer
Rebecca Taub, M.D.	65	Chief Medical Officer, Executive Vice President, Research & Development and Class II Director
Marc R. Schneebaum	63	Senior Vice President, Chief Financial Officer

        Paul A. Friedman, M.D.    Dr. Friedman's biographical information is set forth above under "Management and Corporate Governance—The Board of Directors."

        Rebecca Taub, M.D.    Dr. Taub's biographical information is set forth above under "Management and Corporate Governance—The Board of Directors."

        Marc R. Schneebaum joined us as our Senior Vice President and Chief Financial Officer in July 2016. Mr. Schneebaum served as Synta's Senior Vice President and Chief Financial Officer from December 2014 through the Merger in July 2016. Mr. Schneebaum has over 25 years of experience in the biotechnology and healthcare sector. Prior to joining Synta, Mr. Schneebaum served as a consultant in the healthcare industry. From 2011 to 2013, Mr. Schneebaum served as President, Chief Executive Officer and a director of Predictive BioSciences, Inc., a commercial stage cancer diagnostics company. From 1997 to 2010, he served as President, Chief Executive Officer, and a director of Sensors for Medicine and Science, Inc., an emerging medical technology company. From 1991 to 1997, he served as Senior Vice President, Finance, Business Development and Administration, and Chief Financial Officer

of Genetic Therapy, Inc., a biotechnology company (acquired by Sandoz/Novartis). From 1987 to 1991, Mr. Schneebaum was a Vice President at Alex Brown & Sons Incorporated, a leading investment banking firm (now part of Deutsche Bank), where he participated in a variety of finance and strategic assignments. Mr. Schneebaum began his career in the accounting and auditing group at KPMG LLP, advancing to Senior Manager in the management consulting group. Mr. Schneebaum has served as a director of GenVec, Inc., a publicly traded biopharmaceutical company, since 2007. Mr. Schneebaum earned his B.S. in Business Administration, Accounting from the University of Maryland.

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        This Compensation Discussion and Analysis explains our executive compensation program as it relates to the following "named executive officers" whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Name	Position
Paul A. Friedman, M.D.	Chief Executive Officer
Chen Schor	Former President and Chief Executive Officer
Rebecca Taub, M.D.	Chief Medical Officer, Executive Vice President, Research & Development
Marc R. Schneebaum	Senior Vice President, Chief Financial Officer
Wendy E. Rieder, Esq.	Former Senior Vice President, General Counsel

Recent Developments

Merger Transaction

        On July 22, 2016, Synta completed the Merger with Private Madrigal. Upon consummation of the Merger, Mr. Schor resigned as Synta's President and Chief Executive Officer and Ms. Rieder resigned as Synta's Senior Vice President and General Counsel. Paul A. Friedman, M.D. became our Chief Executive Officer and Rebecca Taub, M.D. became our Chief Medical Officer and Executive Vice President, Research & Development. Marc R. Schneebaum, Synta's Senior Vice President and Chief Financial Officer prior to the consummation of the Merger, remained with us following the Merger as our Senior Vice President and Chief Financial Officer.

2017 Developments

        On October 28, 2016, our Compensation Committee engaged Compensia as our independent compensation consultant. Compensia is a compensation consulting firm with experience in evaluating public biopharmaceutical companies and will help us collect and analyze data and to compare all components of our compensation program to the practices of peer companies, as well as data from companies represented in compensation survey data for national and regional companies in the biopharmaceutical industry. Commencing in 2017, our Compensation Committee, with input from our Board of Directors, senior management team and Compensia, will continue to evaluate and, as needed, modify our compensation programs for our named executive officers in order to continue offering competitive compensation opportunities that are consistent with our executive compensation objectives.

Direct Compensation Components

        The components of our direct compensation package are as follows:

Element	Fixed or Variable	Compensation Objective
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive's position, role, responsibility and experience.
Annual Cash Incentive Bonus	Variable	To motivate and reward the achievement of annual individual performance objectives and corporate goals.
Equity Awards	Variable	To align our executives' interests with the interests of stockholders and to promote the long-term retention of our executives and all employees through equity-based compensation in the form of stock options and/or restricted stock.

Base Salary

        Our Compensation Committee will review base salaries for our named executive officers on an annual basis as part of our compensation program and may increase such base salaries for merit reasons, based on the executive officer's success in meeting or exceeding individual performance objectives established by our Compensation Committee, with input from our Board of Directors and senior management term, and an assessment of whether significant corporate goals established by our Compensation Committee, with input from our Board of Directors and senior management team, were achieved. Additionally, our Compensation Committee may adjust base salaries as warranted throughout the year for changes in the scope or breadth of an executive officer's role or responsibilities. Our Compensation Committee will also evaluate an executive officer's base salary together with other components of the executive officer's compensation to ensure that the executive officer's total compensation is in line with our overall compensation philosophy. If necessary, our Compensation Committee will also realign base salaries with market levels for the same positions if our Compensation Committee identifies significant market changes in its data analysis.

        In January 2017, our Compensation Committee reviewed the base salaries for our named executive officers and did not make any changes to such base salaries as in effect for the year ending December 31, 2016.

        Set forth below is a table describing the base salaries for all of our named executive officers for the year ending December 31, 2016.

Name	2016 Base Salary
Paul A. Friedman, M.D.	$400,000
Chen Schor	$510,000
Rebecca Taub, M.D.	$370,000
Marc R. Schneebaum	$365,000
Wendy E. Rieder	$306,000

Annual Cash Incentive Bonus

        In addition to base salaries, our named executive officers are eligible to receive annual cash incentive bonuses. The annual cash incentive bonus each named executive officer is eligible to receive is based on the individual's target bonus, as a percentage of base salary, and an assessment of individual performance and achievement of corporate goals by our Compensation Committee, with input from our Board of Directors and senior management team. The target bonus opportunities for our named executive officers are set forth in their respective employment agreements as described below under "—Employment Agreements, Severance and Change in Control Arrangements." The following table sets forth the target bonus opportunities for our named executive officers in 2016:

Name	Bonus Percentage Opportunity
Paul A. Friedman, M.D.	50%
Rebecca Taub, M.D.	40%
Marc R. Schneebaum	40%
Chen Schor	60%
Wendy E. Rieder, Esq.	40%

        In its sole discretion, our Compensation Committee may award cash bonuses above or below these targeted amounts on a case-by-case basis based on its review of individual performance and achievement of corporate goals. Our Compensation Committee may, in its discretion, decide to not award bonus payments at all, notwithstanding the achievement of particular corporate goals or individual contributions.

        For our fiscal year ended December 31, 2016, we paid Dr. Friedman a pro-rated cash incentive bonus equal to $84,000, Dr. Taub a pro-rated cash incentive bonus equal to $62,160 and Mr. Schneebaum a pro-rated cash incentive bonus equal to $61,320. These bonuses were paid in March 2017 based upon services rendered by our named executive officers during the period from the consummation of the Merger through December 31, 2016. In addition, Mr. Schneebaum received a cash incentive bonus equal to $85,167 upon consummation of the Merger.

Long-Term Incentives

        We believe that long-term incentives in the form of equity-based awards are critical to meeting the following objectives:

  •
  focus all employees, including our named executive officers, on our long-term performance by aligning their interests with those of our stockholders;

  •
  retain our key employees and executives and maintain management continuity through longer-term vesting of our equity-based awards; and

  •
  promote an ownership culture through participation in equity-based compensation programs.

        Our 2015 Stock Plan allows the grant of stock options, restricted stock, and other equity-based awards to employees, consultants and directors. We typically make an initial equity award of stock options to new employees and annual equity grants as part of our overall compensation program. Our Compensation Committee authorized Dr. Friedman to make new hire stock option grants to our employees, except for our executive officers, within certain parameters, beyond which approval of our Compensation Committee is required. Dr. Friedman may award new hire stock option grants as of the employee's initial commencement of employment with an exercise price equal to the closing price of our common stock on the date of grant, in accordance with our 2015 Stock Plan. Annual grants of options to all of our employees and equity awards to our executive officers are approved by our Compensation Committee, the timing of which we intend to be consistent each year with a regularly scheduled meeting of our Compensation Committee and is not coordinated with the public release of nonpublic material information.

        In July 2016, following the consummation of the Merger, we granted Dr. Friedman an option to purchase 306,256 shares of our common stock, with an exercise price of $9.45 per share, and a restricted stock award representing 153,128 shares of our common stock, we granted Dr. Taub an option to purchase 153,128 shares of our common stock, with an exercise price of $9.45 per share, and a restricted stock award representing 30,626 shares of our common stock, and we granted Mr. Schneebaum an option to purchase 98,002 shares of our common stock, with an exercise price of $9.45 per share, and a restricted stock award representing 24,501 shares of our common stock. In each case, we granted the stock options and restricted stock awards under our Amended 2015 Stock Plan, which we assumed in the merger. The foregoing stock options vested as to 25% of the shares on the closing of the Merger and the remainder of the shares will vest in equal annual installments on the first, second and third anniversaries of the closing of the Merger. The repurchase right relating to the foregoing restricted award lapsed as to 25% of the shares on the closing of the Merger and the repurchase right on the remaining shares will lapse in equal annual installments on the first, second and third anniversaries of the closing of the Merger. Such stock options and restricted stock awards are subject to vesting acceleration under certain circumstances, as described below under "—Employment Agreements, Severance and Change in Control Arrangements."

Benefits.

        We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan with a matching company contribution. Our named executive officers participate in the benefits programs generally on the same basis as all employees.

 EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

        The following table shows for the fiscal years ended December 31, 2016, and December 31, 2015 (where applicable), the compensation awarded to or earned by our principal executive officer, former principal executive officer, and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2016. The persons listed in the following table are referred to herein as the "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Paul A. Friedman, M.D.	2016	175,898	84,000		1,447,060	2,278,545	465		3,985,968
Chief Executive Officer	2015	—	—		—	—	—		—
Chen Schor(2)	2016	297,500	178,500		351,332	—	810,761	(9)	1,638,093
Former President and Chief	2015	471,042	306,000	(3)	359,985	1,899,900	7,950	(4)	3,044,877
Executive Officer
Rebecca Taub, M.D.	2016	162,705	62,160		289,416	1,139,272	465		1,654,018
Chief Medical Officer,	2015	—	—		—	—	—		—
Executive Vice President,
Research & Development
Marc R. Schneebaum	2016	365,000	146,487		393,753	729,135	51,247	(10)	1,685,622
Senior Vice President,	2015	346,667	146,000	(5)	—	169,635	27,950	(6)	690,252
Chief Financial Officer
Wendy E. Rieder, Esq.	2016	178,500	71,400		162,200	—	330,817	(11)	742,917
Senior Vice President,	2015	303,000	122,400	(7)	—	486,600	7,950	(4)	901,950
General Counsel(8)

(1)
These amounts represent the aggregate grant date fair value of stock awards and option awards, respectively, granted in each year presented calculated in accordance with Financial Accounting Standards Board Accounting Standards Certifications, or the FASB ASC, Topic 718. See our discussion of "Stock-Based Compensation" under Notes 2, 3 and 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 31, 2017, or the Annual Report, for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Annual Report.

(2)
Mr. Schor resigned as President and Chief Executive Officer of Synta effective upon the consummation of the Merger on July 22, 2016.

(3)
Represents a cash bonus for performance in 2015, which was paid in March 2016.

(4)
Represents matching contributions made under our 401(k) plan.

(5)
Reflects a cash award paid in 2016 for performance in 2015 under our prior annual incentive bonus program.

(6)
Represents a relocation allowance of $20,000 and matching contributions of $7,950 made under our 401(k) plan.

(7)
Represents a cash bonus for performance in 2015, which was paid in March 2016.

(8)
Ms. Rieder resigned as Senior Vice President and General Counsel of Synta effective upon the consummation of the Merger on July 22, 2016.

(9)
Includes an accrued paid time off payment of $37,268, matching contributions of $7,950 made under our 401(k) plan and a severance payment of $765,000.

(10)
Includes an accrued paid time off payment of $42,289 and matching contributions of $7,950 made under our 401(k) plan.

(11)
Includes an accrued paid time off payment of $22,361, matching contributions of $1,913 made under our 401(k) plan and a severance payment of $306,000.

Outstanding Equity Awards at Fiscal Year End

        The following table shows stock options and shares of unvested stock held by each of our named executive officers as of December 31, 2016.

							Stock Awards
		Option Awards							Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
Paul A. Friedman, M.D.	07/22/16	76,564	229,692	(2)	9.45	07/22/26	114,846	(3)	1,711,205
Chief Executive Officer
Rebecca Taub, M.D.	07/22/16	38,282	114,846	(2)	9.45	07/22/26	22,969	(3)	342,238
Chief Medical Officer,
Executive Vice President,
Research & Development
Marc R. Schneebaum	07/22/16	24,501	73,501	(2)	9.45	07/22/26	18,375	(3)	273,787
Senior Vice President,	10/02/15	1,093	3,281		61.60	10/02/25	—
Chief Financial Officer	12/08/14	3,214	3,214		99.75	12/08/24	1,071		15,958

(1)
The market value of the stock awards was determined by multiplying the number of shares by $14.90, the closing price of our common stock on The Nasdaq Global Market on December 30, 2016, the last trading day of our fiscal year.

(2)
The stock option vests as to 25% of the underlying shares on the grant date and as to 25% of the remaining shares on each of the first, second and third anniversaries of the grant date.

(3)
The restricted stock grant vests as to a lapsing repurchase right as to 25% of the shares on the grant date and as to 25% of the remaining shares on each of the first, second and third anniversaries of the grant date.

Employment Agreements, Severance and Change in Control Arrangements

Paul A. Friedman, M.D.

        On April 13, 2016, Private Madrigal entered into a contingent employment agreement, or the Friedman Letter Agreement, with Dr. Friedman, for the position of Chairman and Chief Executive Officer of our company following the completion of the Merger. We assumed the Friedman Letter Agreement upon completion of the Merger. Under the terms of the Friedman Letter Agreement, Dr. Friedman will receive an annual base salary of $400,000 and an annual performance-based bonus of up to 50% of his base salary. In addition, upon the consummation of the Merger, Dr. Friedman received equity awards, including stock options to purchase 306,256 shares of our common stock and a restricted stock award representing 153,128 shares of our common stock.

        The foregoing stock options vested as to 25% of the shares on the grant date and the remainder of the shares will vest in equal annual installments on the first, second and third anniversaries of the grant date. The repurchase right relating to the foregoing restricted award lapsed as to 25% of the shares on the grant date and the repurchase right on the remaining shares will lapse in equal annual installments on the first, second and third anniversaries of the grant date.

        Dr. Friedman is also entitled to severance benefits if we terminate his employment without "Cause" or if Dr. Friedman voluntarily resigns for "Good Reason," each as defined in the applicable employment agreement, which we refer to herein collectively as a "Qualifying Separation," consisting of:

  •
  a severance payment equal to 12 months of Dr. Friedman's then-current base salary and target bonus, payable (i) in a lump sum for a Qualifying Separation, if such Qualifying Separation occurs following a change of control of our company and (ii) in 12 equal monthly payments if such Qualifying Separation does not occur following a change of control of our company;

  •
  full vesting of restricted stock and stock options held by Dr. Friedman upon a Qualifying Separation (the mere occurrence of a change of control of our company is not enough to trigger this acceleration; a Qualifying Separation must occur); and

  •
  reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

        Dr. Friedman has also entered into a customary indemnification agreement with us with respect to his service as an officer and director of our company.

Rebecca Taub, M.D.

        On April 13, 2016, Private Madrigal entered into a contingent employment agreement, or the Taub Letter Agreement, with Rebecca Taub, M.D. for the position of Chief Medical Officer and Executive Vice President, Research & Development, of our company following the completion of the Merger. We assumed the Taub Letter Agreement upon completion of the Merger. Under the terms of the Taub Letter Agreement, Dr. Taub will receive an annual base salary of $370,000 and an annual performance based bonus of up to 40% of her base salary. In addition, upon the consummation of the Merger, Dr. Taub received equity awards, including stock options to purchase 153,128 shares of our common stock and a restricted stock award representing 30,626 shares of our common stock.

        The foregoing stock options vested as to 25% of the shares on the grant date and the remainder of the shares will vest in equal annual installments on the first, second and third anniversaries of the grant date. The repurchase right relating to the foregoing restricted award lapsed as to 25% of the shares on the grant date and the repurchase right on the remaining shares will lapse in equal annual installments on the first, second and third anniversaries of the grant date.

        Dr. Taub is also entitled to severance benefits upon a Qualifying Separation consisting of:

  •
  a severance payment equal to 12 months of Dr. Taub's then-current base salary and target bonus, payable (i) in a lump sum for a Qualifying Separation, if such Qualifying Separation occurs following a change of control of our company and (ii) in 12 equal monthly payments if such Qualifying Separation does not occur following a change of control of our company;

  •
  full vesting of restricted stock and stock options held by Dr. Taub upon a Qualifying Separation (the mere occurrence of a change of control of our company is not enough to trigger this acceleration; a Qualifying Separation must occur); and

  •
  reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

        Dr. Taub has also entered into a customary indemnification agreement with us with respect to her service as an officer and director of our company.

Marc R. Schneebaum

        Pursuant to a letter agreement dated November 24, 2014, with Mr. Schneebaum, Mr. Schneebaum will receive an annual base salary of $365,000. Under our bonus policy, Mr. Schneebaum is eligible to receive an annual performance-based bonus of up to 40% of his base salary. In addition, upon the consummation of the Merger, Mr. Schneebaum received equity awards, including stock options to purchase 98,002 shares of our common stock and a restricted stock award representing 24,501 shares of our common stock.

        The foregoing stock options vested as to 25% of the shares on the grant date and the remainder of the shares will vest in equal annual installments on the first, second and third anniversaries of the grant date. The repurchase right relating to the foregoing restricted award lapsed as to 25% of the shares on the grant date and the repurchase right on the remaining shares will lapse in equal annual installments on the first, second and third anniversaries of the grant date.

        Pursuant to the terms of a severance and change of control agreement entered into with Mr. Schneebaum, he is also entitled to severance benefits upon a Qualifying Separation consisting of:

  •
  a severance payment equal to 12 months of Mr. Schneebaum's then-current base salary and target bonus, payable (i) in a lump sum if such Qualifying Separation occurs following a change of control of our company, and (ii) in 12 equal monthly payments if such Qualifying Separation does not occur following a change of control of our company;

  •
  (i) full vesting of restricted stock and stock options held by Mr. Schneebaum upon a Qualifying Separation, if such Qualifying Separation occurs following a change in control of our company, and (ii) six months' vesting of restricted stock and stock options held by Mr. Schneebaum upon a Qualifying Separation, if such Qualifying Separation does not occur following a change of control of our company; and

  •
  reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

        Mr. Schneebaum has also entered into a customary indemnification agreement with us with respect to his service as an officer of our company.

Director Compensation

Non-Employee Director Compensation Program

        A non-employee director is a director who is not employed by us and who does not receive compensation from us or have a business relationship with us that would require disclosure under certain SEC rules. Our Board of Directors approves the form and amount of non-employee director compensation. Our Compensation Committee makes recommendations on the form and amount of non-employee director compensation. In July 2016, we adopted a non-employee director compensation program that became effective upon its adoption. The terms of our non-employee director compensation program are described below.

Initial Stock Option Grant Upon Appointment or Election

        Each new non-employee director automatically receives a stock option to purchase 20,000 shares of our common stock upon his or her initial appointment or election to our Board of Directors, to be granted on or as soon as reasonably practicable after the date of such non-employee director's initial appointment or election, as applicable. Each such stock option has an exercise price equal to the fair market value of our common stock on the date of grant and vests as to 25% of the underlying shares on the first anniversary of the grant date and as to an additional 6.25% of the underlying shares on the last calendar day of each successive quarterly period thereafter, subject to the non-employee director's continued service as a director. Each such stock option will terminate on the earlier of ten years from the date of grant and three months after the recipient ceases to serve as a director, except in the case of death or disability, in which event the option will terminate one year from the date of the non-employee director's death or disability.

Annual Stock Option Awards

        Each non-employee director automatically receives an annual stock option on the date of each annual meeting of our stockholders, or the Annual Grant Date, to purchase 10,000 shares of our common stock. Each such stock option has an exercise price equal to the fair market value of our common stock on the Annual Grant Date and vests in full on the first anniversary of the Annual Grant Date, subject to the non-employee director's continued service as a director on such date. Each such stock option will terminate on the earlier of ten years from the date of grant and three months after the recipient ceases to serve as a director, except in the case of death or disability, in which event the option will terminate one year from the date of the non-employee director's death or disability.

Annual Cash Compensation

        In addition to stock options, each non-employee director is eligible to receive for his or her service on our Board of Directors or committees thereof annual cash retainers (payable quarterly, in arrears), as follows:

Position	Retainer ($)
Board Member	40,000
Audit Committee Chair	20,000
Compensation Committee Chair	12,500
Nominating and Governance Committee Chair	12,500
Audit Committee Member	7,500
Compensation Committee Member	7,500
Nominating and Governance Committee Member	7,500

Expenses

        Finally, we reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors and committee meetings.

Director Compensation Table

        The following table sets forth information about the compensation paid to the non-employee members of our Board of Directors who served as a director during the year ended December 31, 2016. Other than as set forth in the table and described more fully below, during the year ended December 31, 2016, we did not pay any fees to, make any equity awards to or pay any other compensation to the non-employee members of our Board of Directors. The stock options granted in 2016 and disclosed in the table below were granted under our Amended 2015 Stock Plan. Neither Dr. Friedman, our Chief Executive Officer and Chairman of our Board of Directors, nor Dr. Taub, our Chief Medical Officer, Executive Vice President, Research & Development and a member of our Board of Directors, nor Mr. Schor, our former Chief Executive Officer and a member of our Board of Directors prior to the consummation of the Merger, received any compensation from us in 2016 for service as a director and they are not included in the table below.

        Because SEC rules require us to disclose this information as of the end of our last fiscal year, and because we consummated the Merger in July 2016, at which time our board composition changed, some of the individuals listed in the table below were no longer serving on our board at December 31, 2016.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(3)(6)		All Other Compensation ($)	Total ($)
Kenneth M. Bate*	29,715		147,000	(4)	—	176,715
Fred B. Craves, Ph.D.*	24,213		147,000	(4)	—	171,213
Keith R. Gollust*	33,045	(1)	147,000	(4)	—	180,045
Richard S. Levy, M.D.**	23,152		114,400	(5)	—	137,552
David Milligan, Ph.D.*	24,213		147,000	(4)	—	171,213
Bruce Kovner***	4,220				—	4,220
Donald W. Kufe, M.D.***	33,617	(2)			—	33,617
Scott Morenstein***	27,367	(2)			—	27,367
William S. Reardon, C.P.A.***	30,469	(2)			—	30,469
Robert N. Wilson***	34,521	(2)			—	34,521
Paul A. Friedman, M.D.****	11,250	(2)			—	11,250

*
Messrs. Bate and Gollust and Drs. Craves and Milligan joined our Board of Directors effective July 22, 2016. Mr. Gollust served on the board of directors of Synta until the consummation of the Merger on July 22, 2016.

**
Dr. Levy joined our Board of Directors effective August 11, 2016.

***
Messrs. Kovner, Morenstein, Reardon and Wilson and Dr. Kufe resigned as members of the board of directors of Synta effective upon the consummation of the Merger on July 22, 2016.

****
Dr. Friedman resigned as a member of the board of directors of Synta effective April 13, 2016.

(1)
Includes $6,631 paid to Mr. Gollust in connection with his service as a member of the board of directors of Synta prior to the consummation of the Merger.

(2)
Represents fees earned or paid in cash to Messrs. Kovner, Morenstein, Reardon and Wilson and Dr. Kufe in connection with their service as members of the board of directors of Synta prior to the consummation of the Merger.

(3)
The amounts in this column represent the aggregate grant date fair value of option awards granted to or earned by the applicable director in our fiscal year 2016 computed in accordance with FASB ASC Topic 718. See our discussion of "Stock-Based Compensation" under Notes 2, 3 and 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 31, 2017, or the Annual Report, for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Annual Report.

(4)
Represents the grant date fair value of an option grant to purchase 20,000 shares of our common stock, at an exercise price of $9.45 per share, granted on July 22, 2016.

(5)
Represents the grant date fair value of an option grant to purchase 20,000 shares of our common stock, at an exercise price of $7.36 per share, granted on August 11, 2016.

(6)
The following table shows the total number of outstanding and vested stock options, and shares of restricted common stock as of December 31, 2016, the last day of our fiscal year, that have been issued as director compensation.

Name	# of Stock Options Outstanding	# of Stock Options Vested
Kenneth M. Bate	20,000	—
Fred B. Craves, Ph.D.	20,000	—
Keith R. Gollust	20,000
Richard S. Levy, M.D.	20,000	—
David Milligan, Ph.D.	20,000	—
Bruce Kovner	—	—
Donald W. Kufe, M.D.	—	—
Scott Morenstein	—	—
William S. Reardon, C.P.A.	—	—
Robert N. Wilson	—	—

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2016:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders(1)	941,273	$10.70	651,261	(2)
Total	941,273	$10.70	651,261

(1)
These plans consist of our Amended 2015 Stock Plan and Amended and Restated 2006 Stock Plan, or our 2006 Stock Plan. In connection with the adoption of our Amended 2015 Stock Plan in June 2015, our 2006 Stock Plan was terminated and thereafter no further stock options were granted under the 2006 Stock Plan.

(2)
Represents shares of common stock available for future issuance under our Amended 2015 Stock Plan.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2016.

MEMBERS OF THE COMPENSATION COMMITTEE:
Richard S. Levy, M.D. (Chairman) Kenneth M. Bate Fred B. Craves, Ph.D. David Milligan, Ph.D.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, were filed on a timely basis except that, due to an administrative error, the initial Section 16 filings made for Drs. Friedman, Taub, Craves, Milligan and Levy, and Messrs. Schneebaum, Bate and Gollust, were filed late. We received either a written statement from our directors, officers and 10% stockholders or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2016, to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

        Compensation for our named executive officers and directors is described in the section entitled "Compensation Discussion and Analysis."

Merger, Financing and Change of Control Bonus Plan

        On July 22, 2016, Synta completed the Merger with Private Madrigal in accordance with the terms of the Merger Agreement, pursuant to which Saffron Merger Sub, Inc., a wholly-owned subsidiary of Synta, merged with and into Private Madrigal, with Private Madrigal surviving as a wholly-owned subsidiary of Synta. Also on July 22, 2016, in connection with, and prior to completion of, the Merger, Synta effected a 1-for-35 reverse stock split of its common stock and, following the Merger, changed its name from "Synta Pharmaceuticals Corp." to "Madrigal Pharmaceuticals, Inc." Following the completion of the Merger, Private Madrigal changed its name to "Canticle Pharmaceuticals, Inc." Under the terms of the Merger Agreement, at the effective time of the Merger, Synta issued an aggregate of 7,253,655 shares of its common stock to Private Madrigal stockholders, at an exchange rate of 0.1593 shares of common stock, after taking into account the reverse stock split, in exchange for each share of Private Madrigal common stock outstanding immediately prior to the Merger. The exchange rate was calculated by a formula that was determined through arms-length negotiations between Synta and Private Madrigal.

        On April 13, 2016, concurrently with the execution of the Merger Agreement, Private Madrigal entered into a Restated Note Purchase Agreement, or the Purchase Agreement, with certain funds associated with Bay City Capital, or the Bay City Funds, Private Madrigal's largest stockholder and a holder of more than 5% of our capital stock, Dr. Craves, a director of our company and an affiliate of the Bay City Funds, and SQN LLC, an investment entity affiliated with Dr. Taub and Dr. Friedman, pursuant to which such investors irrevocably committed to provide Private Madrigal with $9,000,000 of funding during the pendency of the Merger in the form of convertible promissory notes. Upon the consummation of the Merger, the principal amount outstanding under these convertible notes automatically converted into shares of common stock of Synta in accordance with the exchange ratio described above, whereupon the Bay City Funds received an aggregate of 5,657,854 shares of Synta common stock, Dr. Craves received 296,067 shares of Synta common stock and SQN LLC received 729,066 shares of Synta common stock.

        In addition, Private Madrigal adopted a Change in Control Bonus Plan, or the Madrigal CoC Bonus Plan, prior to the consummation of the Merger pursuant to which certain key service providers of Private Madrigal would receive bonuses upon the consummation of a change of control transaction such as the Merger. The purpose of the Madrigal CoC Bonus Plan was to compensate such key service providers for past services, and secure, to a limited extent, their continued services to Private Madrigal through the consummation of the Merger. In accordance with the Madrigal CoC Bonus Plan, up to 10% of the net proceeds from the Merger were paid to eligible participants based upon their participation agreement, which was funded out of the consideration paid to certain stockholders of Private Madrigal in connection with the Merger. Upon consummation of the Merger, an aggregate of 570,668 shares of Synta common stock were issued to participants in the Madrigal CoC Bonus Plan, including 404,132 shares of Synta common stock issued to Dr. Taub.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements will provide that we indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and other key employees in connection with a legal proceeding.

Policy for Approval of Related Person Transactions

        Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

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  our executive officers;

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  our directors;

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  the beneficial owners of more than 5% of our securities;

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  the immediate family members of any of the foregoing persons; and

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  any other persons whom the Board of Directors determines may be considered related persons.

        For purposes of these procedures, "immediate family members" means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or 5% beneficial owner.

        In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

        The Audit Committee or its chairman, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to Madrigal; the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Summary

        Our Board of Directors currently consists of seven members, classified into three classes as follows: Paul A. Friedman, M.D. and Kenneth M. Bate are the Class I directors with a term ending at the upcoming 2017 Annual Meeting of Stockholders. Rebecca Taub, M.D. and Fred B. Craves, Ph.D. constitute the Class II directors with a term ending at the 2018 Annual Meeting of Stockholders; and Keith R. Gollust, David Milligan, Ph.D. and Richard S. Levy, M.D. are the Class III directors with a term ending at the 2019 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        On March 2, 2017, the Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Paul A. Friedman, M.D. and Kenneth M. Bate for election at the Annual Meeting for a term of three years to serve until the 2020 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless authority to vote for any of these nominees is withheld, the shares represented by a validly executed proxy will be voted FOR the election as directors of Dr. Friedman and Mr. Bate. In the event that either nominee should become unable or unwilling to serve, the shares represented by a validly executed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.

Vote Required

        Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ELECTION OF DR. FRIEDMAN AND MR. BATE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

 PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Summary

        The Audit Committee has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2017. PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended December 31, 2016. The Board of Directors proposes that our stockholders ratify this appointment. In the event our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. We expect that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        On July 22, 2016, the Audit Committee approved the dismissal of Ernst & Young LLP, Synta's independent registered public accounting firm, as our independent registered public accounting firm, effective as of such date. Subsequently, the Audit Committee conducted a competitive process to determine our independent registered public accounting firm for the fiscal year ended December 31, 2016. As a result of this process, on September 26, 2016, the Audit Committee approved, on our behalf, the engagement of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2016. On September 28, 2016, the Audit Committee formally engaged PricewaterhouseCoopers LLP. In deciding to appoint PricewaterhouseCoopers LLP, the Audit Committee reviewed auditor independence issues and existing relationships with PricewaterhouseCoopers LLP and concluded that PricewaterhouseCoopers LLP has no relationship with the Company that would impair its independence for the fiscal year ending December 31, 2016.

        Ernst & Young LLP's audit reports on Synta's financial statements as of and for each of the two fiscal years ended December 31, 2015 and December 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period through July 22, 2016, the date of the dismissal of Ernst & Young LLP, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between Synta and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report for such periods. In addition, during the periods identified above, there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

        We previously reported the Audit Committee's determination to dismiss Ernst & Young LLP as our independent registered public accounting firm on a Current Report on Form 8-K filed by us with the SEC on July 22, 2016. We provided Ernst & Young LLP with a copy of the foregoing disclosures and requested that Ernst & Young LLP furnish us with a letter addressed to the SEC stating whether it agreed with the foregoing disclosures and, if not, stating the respects in which it did not agree. A copy of the letter from Ernst & Young LLP was filed as Exhibit 16.1 to our Form 8-K filed on July 22, 2016.

        During the two fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period through September 28, 2016, the date of our engagement of PricewaterhouseCoopers LLP, neither we nor anyone on our behalf consulted with PricewaterhouseCoopers LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that

PricewaterhouseCoopers LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K).

Accounting Fees and Services

        The following table summarizes the aggregate fees for professional services rendered by PricewaterhouseCoopers LLP to us for the year ended December 31, 2016, Friedman LLP, Private Madrigal's independent accounting firm, for the years ended December 31, 2015 and December 31, 2016, and Ernst & Young LLP, Synta's independent registered public accounting firm, for the years ended December 31, 2015 and December 31, 2016. The Audit Committee pre-approved all services fees described below.

	2016	2015
Audit fees	$763,000	$575,000
Audit-related fees	—	—
Tax fees	36,000	19,000
All other fees	—	—

Total	$799,000	$594,000

  Audit Fees

        Audit services were comprised of services associated with the quarterly reviews and annual audits of our financial statements. Audit services in 2016 and 2015 also include services in connection with our at-the-market offerings. In addition, audit services in 2016 include services rendered in connection with the Merger.

  Tax Fees

        Tax fees for 2016 and 2015 included the services of PricewaterhouseCoopers LLP and Ernst & Young LLP in connection with tax compliance, tax planning and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

        Prior to engagement of an independent registered public accounting firm for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

          1.     Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

          2.     Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

          3.     Tax services include all services performed by an independent registered public accounting firm's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

          4.     Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Report of Audit Committee

        The Audit Committee, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

        The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee's role and responsibilities are set forth in a charter adopted by the Board of Directors, which is publicly available through the "Investors—Corporate Governance" section of our website at www.madrigalpharma.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2016, the Audit Committee took the following actions:

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  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management and PricewaterhouseCoopers LLP, our independent registered public accounting firm;

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  Discussed with PricewaterhouseCoopers LLP the matters required to be discussed in accordance with Auditing Standard No 16-Communications with Audit Committees; and

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  Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP's communications with the Audit Committee and the Audit Committee further discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
Kenneth M. Bate (Chairman) Keith R. Gollust David Milligan, Ph.D.

Vote Required

        The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

        If our stockholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year ending December 31, 2017, if it concludes that such a change would be in the best interests of Madrigal and our stockholders. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3:
APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Summary

        Our 2015 Stock Plan currently authorizes the grant of stock options and other stock-based awards to employees, non-employee directors, consultants and advisors of our company and our affiliates. Currently, 1,392,600 shares of common stock are reserved for issuance pursuant to awards granted under the 2015 Stock Plan. As of April 28, 2017, approximately 510,261 shares were available for grant under the 2015 Stock Plan. Our Board of Directors has approved an amendment to the 2015 Stock Plan (we refer herein to the 2015 Stock Plan and the proposed amendment to the 2015 Stock Plan as the Amended 2015 Stock Plan), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2015 Stock Plan by 1,000,000 shares of common stock (subject to appropriate adjustment in the event of any stock dividend, stock split or other similar event affecting our common stock). We are also asking for stockholder approval to increase the amount of awards that a participant will be entitled to receive in any fiscal year from 571,429 shares of common stock to 750,000 shares of common stock.

        The purpose of the proposed increase in the 2015 Stock Plan is to provide us with appropriate capacity to issue equity compensation to new, existing and key employees of, and key service providers to, our company. We believe that stock options and other stock-based awards are a critical part of the compensation package offered to new, existing and key employees, and other key service providers, and is an important tool in our ability to attract and retain talented personnel. Our Board of Directors believes that the 1,000,000 share increase is appropriate for this purpose. Stockholder approval of the Amended 2015 Stock Plan will also serve as re-approval of the performance goals under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, as described further below, such that additional approval of such goals will not be required for another five years after such approval. In the event that the Amended 2015 Stock Plan is not approved by stockholders, the 2015 Stock Plan will continue in effect without the amendment described herein. The shares issuable by us under the Amended 2015 Stock Plan will be authorized but unissued shares.

"Best Practices" Integrated Into Our Equity Compensation Program and the 2015 Stock Plan

        Our compensation practices include a number of features that the Board of Directors believes reflect responsible compensation and governance practices and promote the interests of stockholders. Approval of the amendment to our 2015 Stock Plan will position us to continue and expand these "best practices," including the following:

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  Limitation on Shares Issued.  Assuming the approval of the Amended 2015 Stock Plan, the maximum aggregate number of shares of common stock that we may issue pursuant to awards granted under the Amended 2015 Stock Plan may not exceed the sum of (a) 2,392,600 shares, plus (b) any shares subject to an award granted under the 2006 Stock Plan, which award is forfeited, canceled, terminated, expires or lapses for any reason (subject to adjustment for anti-dilution purposes). The Amended 2015 Stock Plan also imposes limitations on the amount of participant awards. See "Shares Available for Issuance," below.

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  No Discounted Stock Options or SARs and Limit on Option and SAR Terms.  Under the Amended 2015 Stock Plan, stock options and stock appreciation rights, or SARs, must have an exercise price or base price, as applicable, equal to or greater than the fair market value of our common stock on the date of grant. In addition, the term of an option or SAR is limited to 10 years.

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  No "Evergreen" Provision.  The Amended 2015 Stock Plan continues to require stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes), rather than permitting an annual "replenishment" of shares under a plan "evergreen" provision.

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  No Stock Option or SAR Repricings.  The Amended 2015 Stock Plan continues to prohibit the repricing of stock options or SARs without the approval of stockholders. This Amended 2015 Stock Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

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  Prudent Change of Control Provisions.  The Amended 2015 Stock Plan continues to include prudent "change of control" triggers: a change of control is deemed to have occurred only upon a change in beneficial ownership of 50% or more of our voting stock, completion (rather than stockholder approval) of a significant merger or other transaction, or a change in a majority of the our Board of Directors. In addition, the Amended 2015 Stock Plan generally provides that awards will vest upon a change of control only if (i) awards are not assumed, substituted or continued, or (ii) even if such awards are assumed, substituted or continued, a participant's employment is terminated without cause or, if provided by the participant's award agreement, for good reason within specified time periods related to the change of control.

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  Forfeiture and Recoupment Policies.  The Amended 2015 Stock Plan also authorizes the Compensation Committee or the Board of Directors to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

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  Administered by Independent Committee.  The Amended 2015 Stock Plan will continue be administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as "independent" under The Nasdaq Stock Market listing standards, "non-employee directors" under Rule 16b-3 under the Exchange Act and "outside directors" under Code Section 162(m) to the extent required.

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  No Dividends or Dividend Equivalents on Unearned Performance Awards.  Dividends and dividend equivalents on performance-based awards issued under the Amended 2015 Stock Plan may only be paid if and to the extent the award has vested or been earned.

Summary of the Amended 2015 Stock Plan

        The following description of certain material features of the Amended 2015 Stock Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended 2015 Stock Plan that is attached hereto as Annex A.

        Term of the Plan.    The Amended 2015 Stock Plan was initially adopted by the Synta board of directors and approved by the stockholders of Synta in 2015. We assumed the 2015 Stock Plan upon consummation of the Merger in July 2016. The Amended 2015 Stock Plan will terminate on April 23, 2025.

        Shares Available for Issuance.    The Amended 2015 Stock Plan provides for the issuance of up to 2,392,600 shares of common stock plus a number of additional shares of common stock to be issued if awards outstanding under the 2006 Stock Plan are forfeited, terminated, cancelled or expire on or after the date of the Annual Meeting. Generally, shares of common stock reserved for awards under the Amended 2015 Stock Plan or the 2006 Stock Plan that lapse, or expire or are forfeited or canceled will be added back to the share reserve available for future awards under the Amended 2015 Stock Plan.

However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The Amended 2015 Stock Plan provides that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year.

        Adjustments.    The Amended 2015 Stock Plan requires the administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Amended 2015 Stock Plan, to certain limits in the Amended 2015 Stock Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

        Plan Administration.    Our Compensation Committee has full power and authority, subject to the provisions of the Amended 2015 Stock Plan and applicable law, to select the participants to whom awards will be granted, to make any combination of awards to participants, to determine the number of shares of common stock to be covered by awards, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, including but not limited to, whether the vesting or payment of all or any portion of any award may be subject to one or more performance goals. To the extent permitted under applicable law, our Compensation Committee may delegate to any person all or part of the Compensation Committee's authority and duties with respect to the granting of awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or are Covered Employees (as defined in Section 162(m) of the Code, generally the executive officers named in the Summary Compensation Table). Covered Employees include the Chief Executive Officer, and the three most highly compensated officers (other than the Chief Financial Officer) whose compensation is reported to stockholders under the Exchange Act for the taxable year.

        In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the Amended 2015 Stock Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award and will not be exchanged for cash.

        Eligibility.    Persons eligible to participate in the Amended 2015 Stock Plan will be our and our subsidiaries' officers, employees, directors and consultants and prospective employees as selected from time to time by our Compensation Committee, including our directors and executive officers. The granting of awards under the Amended 2015 Stock Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

        Types of Awards.    The Amended 2015 Stock Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards, stock units (including restricted stock units), performance awards, cash-based awards and awards that are convertible into or otherwise based on stock.

        Performance-Based Compensation.    In order for us to have the ability to grant awards under the Amended 2015 Stock Plan that qualify as "performance-based compensation" under Section 162(m) of the Code, the Amended 2015 Stock Plan provides that our Compensation Committee may require that the vesting of certain awards be conditioned on the satisfaction of performance criteria related to objectives of our company, an affiliate of our company or a division or strategic business unit of our company in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; or (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the Amended 2015 Stock Plan subject to the attainment of these performance goals, the Compensation Committee intends that compensation paid under the Amended 2015 Stock Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

        Stock Options.    Stock options granted under the Amended 2015 Stock Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of our company and our affiliates. Non-qualified options may be granted to employees, directors and consultants of our company and our affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years.

        Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

        Restricted Stock.    Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period" during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

        During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

        Other Stock-Based Awards.    The Amended 2015 Stock Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, and stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

        Tax Withholding.    Participants in the Amended 2015 Stock Plan are responsible for the payment of any Federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise or vesting of awards. We may withhold from the participant's compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our Compensation Committee, by transferring to us shares or a promissory note having a value equal to the amount of such taxes.

        Stock Dividends and Stock Splits.    If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        Change in Control Provisions.    The Amended 2015 Stock Plan provides that upon a merger or other reorganization event, our board of directors, may, in its sole discretion, take any one or more of the following actions, as to some or all outstanding awards under the plan: (i) provide that all options shall be assumed or substituted by the successor corporation; (ii) upon written notice to a participant, provide that the participant's unexercised options will become exercisable in full and will terminate immediately prior to the consummation of such transaction unless exercised by the participant; (iii) in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options (at prices not in excess of the merger price), and the aggregate exercise price of all such outstanding options (all options being made fully vested and immediately exercisable prior to their termination), in exchange for the termination of such options; and (iv) provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

        In addition, the Amended 2015 Stock Plan provides that in the event of a change in control where outstanding options are assumed or substituted or in the event of a change in control that does not constitute a corporate transaction under Amended 2015 Stock Plan, options will become immediately exercisable in full if on or prior to the date that is six months after the date of the change in control (i) an option holder's service with our company or our succeeding corporation is terminated by us or the succeeding corporation without cause, as defined in the Amended 2015 Stock Plan; (ii) a participant terminates his or her service with us as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of service immediately prior to the change in control; or (iii) the participant terminates his or her service after there occurs a material adverse change in a participant's duties, authority or responsibilities which cause such participant's position with us to become of significantly less responsibility or authority than such participant's position was immediately prior to the change in control. The Amended 2015 Stock Plan provides similar change in control vesting provisions for restricted stock under the plan and allows our Board of Directors to make appropriate adjustments for other stock-based awards.

        Amendments and Termination.    The Amended 2015 Stock Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of The Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason, is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Additionally, any amendments that materially change the terms of the Amended 2015 Stock Plan, including any amendments that increase the number of shares reserved for issuance under the Amended 2015 Stock Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the Amended 2015 Stock Plan, or materially change the method of determining the fair market value of our common stock, will be subject to approval by our stockholders.

New Plan Benefits

        No grants have been issued with respect to the additional shares to be reserved for issuance under the Amended 2015 Stock Plan. The number of shares that may be granted to our executive officers, non-employee directors and non-executive officers under the Amended 2015 Stock Plan is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee. In 2016, we granted equity awards under the Amended 2015 Stock Plan to our named executive officers, non-employee directors and certain other eligible employees and consultants. The 2016 grants to the named executive officers are reflected in the Outstanding Equity Awards at Fiscal Year End. See "Executive Officer and Director Compensation—Outstanding Equity Awards at Fiscal Year End." The equity grants for our non-employee directors are described under the section entitled "Executive Officer and Director Compensation—Director Compensation."

Federal Income Tax Considerations

        The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended 2015 Stock Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended 2015 Stock Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income" of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the Amended 2015 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the grantee previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Deductions

        As a result of Section 162(m) of the Code, our deduction for certain awards under the Amended 2015 Stock Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). If our stockholders approve the amendment to the Amended 2015 Stock Plan, certain grants under our Amended 2015 Stock Plan, may qualify as performance-based compensation.

Vote Required

        The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the amendment to the Amended 2015 Stock Plan.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT AN AMENDMENT TO THE 2015 STOCK PLAN TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK CURRENTLY ISSUABLE UNDER THE 2015 STOCK PLAN BY 1,000,000 SHARES IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, MADRIGAL AND OUR STOCKHOLDERS AND HAS APPROVED SUCH AMENDMENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3 TO APPROVE AN AMENDMENT TO THE 2015 STOCK PLAN.

 PROPOSAL NO. 4:
ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION
AS DISCLOSED IN THIS PROXY STATEMENT

        As required by Section 14A of the Exchange Act, we are providing our stockholders with an opportunity to approve, on an advisory basis, the compensation of our named executive officers (as defined in Item 402 of Regulation S-K of the Exchange Act) as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

        Prior to casting your vote on this proposal, you are encouraged to read the sections entitled "Compensation Discussion and Analysis" and "Executive Officer and Director Compensation" beginning on page 21 for a detailed discussion of our policies and practices relating to the compensation of our named executive officers.

        Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement as it relates to our named executive officers.

        Our Board of Directors unanimously recommends that our stockholders vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the compensation paid to the named executive officers of Madrigal Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED."

Vote Required

        The foregoing resolution will be approved on an advisory basis by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Because this proposal is advisory, the results of the vote will not be binding on us, our Board of Directors or our Compensation Committee.

Recommendation of the Board of Directors

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

 CODE OF CONDUCT AND ETHICS

        We have adopted a code of conduct and ethics that applies to all of our directors and employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is posted on the "Investors—Corporate Governance" section of our website at

www.madrigalpharma.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        To be considered for inclusion in the proxy statement relating to our 2018 Annual Meeting of Stockholders, we must receive stockholder proposals no later than January 10, 2018. To be considered for presentation at the 2018 Annual Meeting, although not included in the proxy statement, proposals must be received no earlier than February 23, 2018 and no later than March 26, 2018; provided, however, that in the event that the date of the 2018 Annual Meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting.

        Proposals that are not received in a timely manner will not be voted on at the 2018 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Madrigal Pharmaceuticals, Inc., 200 Barr Harbor Drive, Suite 400, West Conshohocken, Pennsylvania 19428.

West Conshohocken, Pennsylvania
April 28, 2017

Annex A

MADRIGAL PHARMACEUTICALS, INC.

AMENDED 2015 STOCK PLAN

1.     DEFINITIONS.

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Madrigal Pharmaceuticals, Inc. Amended 2015 Stock Plan, have the following meanings:

  Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

  Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

  Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

  Board of Directors means the Board of Directors of the Company.

  Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

  Change of Control means the occurrence of any of the following events:

            (i)  Ownership. Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

           (ii)  Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company's assets in a transaction requiring shareholder approval; or

          (iii)  Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date of adoption of the Plan, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

  provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change in Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company's assets in accordance with Section 409A of the Code

  Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

  Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

  Common Stock means shares of the Company's common stock, $.0001 par value per share.

  Company means Madrigal Pharmaceuticals, Inc., a Delaware corporation.

  Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's or its Affiliates' securities.

  Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

  Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

  Exchange Act means the Securities Exchange Act of 1934, as amended.

  Fair Market Value of a Share of Common Stock means:

          (1)   If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

          (2)   If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

          (3)   If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

  ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

  Non-Qualified Option means an option which is not intended to qualify as an ISO.

  Option means an ISO or Non-Qualified Option granted under the Plan.

  Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

  Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

  Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and/or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles, where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

  Plan means this Madrigal Pharmaceuticals, Inc. Amended 2015 Stock Plan.

  Securities Act means the Securities Act of 1933, as amended.

  Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

  Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

  Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

  Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

  Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.     PURPOSES OF THE PLAN.

        The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.     SHARES SUBJECT TO THE PLAN.

        (a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 2,392,600 shares of Common Stock or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan and (ii) any shares of Common Stock that are represented by awards granted under the Company's 2006 Amended and Restated Stock Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date of adoption of the Plan; provided, however, that no more than 257,000 Shares shall be added to the Plan pursuant to this subsection (ii).

        (b)   If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate's tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.     ADMINISTRATION OF THE PLAN.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify.

        Subject to the provisions of the Plan, the Administrator is authorized to:

  a.
  Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

  b.
  Determine which Employees, directors and Consultants shall be granted Stock Rights;

  c.
  Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;

  d.
  Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

  e.
  Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

  f.
  Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant's consent or in the event of death of the Participant the Participant's Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

  g.
  Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

  h.
  Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

        To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any "officer" of the Company as defined by Rule 16a-1 under the Exchange Act.

5.     ELIGIBILITY FOR PARTICIPATION.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.     TERMS AND CONDITIONS OF OPTIONS.

        Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

          A.    Non-Qualified Options:    Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

    a.
    Exercise Price:    Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of the grant of the Option.

    b.
    Number of Shares:    Each Option Agreement shall state the number of Shares to which it pertains.

    c.
    Vesting:    Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

    d.
    Additional Conditions:    Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the

      Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

      i.
      The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

      ii.
      The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

    e.
    Term of Option:    Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

          B.    ISOs:    Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

    a.
    Minimum standards:    The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) and (e) thereunder.

    b.
    Exercise Price:    Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

    i.
    Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

    ii.
    More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

    c.
    Term of Option:    For Participants who own:

    i.
    Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide; or

    ii.
    More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

    d.
    Limitation on Yearly Exercise:    The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.     TERMS AND CONDITIONS OF STOCK GRANTS.

        Each Stock Grant to a Participant shall state the principal terms in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

  (a)
  Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

  (b)
  Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

  (c)
  Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.     TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

        The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

        The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.     PERFORMANCE-BASED AWARDS.

        Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

10.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.   ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

        Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

        The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.   RIGHTS AS A SHAREHOLDER.

        No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company's share register in the name of the Participant.

13.   ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

        By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, during the Participant's lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

  a.
  A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

  b.
  Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three (3) months after the Participant's termination of employment.

  c.
  The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

  d.
  Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

  e.
  A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that for ISOs, any leave of absence granted by the Administrator of greater than ninety (90) days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

  f.
  Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

        Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

  a.
  All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

  b.
  Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement:

  a.
  A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant's termination of service due to Disability;

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant's termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant's termination of service due to Disability;

  c.
  A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant's termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

  d.
  The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.   EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Option Agreement:

  a.
  In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death; and

  c.
  If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.   EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

        In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, or Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

        For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

        In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company's forfeiture or repurchase rights have not lapsed.

20.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Agreement, the following rules apply if the Participant's service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

  a.
  All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

  b.
  Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

        The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's date of death.

23.   PURCHASE FOR INVESTMENT.

        Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

  a.
  The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

      "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

  b.
  At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.   DISSOLUTION OR LIQUIDATION OF THE COMPANY.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.   ADJUSTMENTS.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

          A.    Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

          B.    Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options which have not yet been exercised shall terminate (all Options shall for purposes of this clause (ii) be made fully vested and exercisable immediately prior to their termination); or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (all Options shall for purposes of this clause (iii) be made fully vested and immediately exercisable immediately prior to their termination) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

        With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants the securities of any successor or acquiring entity in the Corporate Transaction or (ii) provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (all forfeiture and repurchase rights being waived upon such Corporate Transaction).

        In taking any of the actions permitted under this Paragraph 25(B), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

          C.    Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction, pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

          D.    Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

          E.    Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a "modification" of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(B)(d).

          F.     Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as "performance based compensation" under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

          G.    Change of Control. In the event of either

            (A)  a Corporate Transaction that also constitutes a Change of Control, where outstanding Options are assumed or substituted in accordance with the first paragraph of Subparagraph B clause (i) above and, with respect to Stock Grants, in accordance with the second paragraph of Subparagraph B clause (i); or

            (B)  a Change of Control that does not also constitute a Corporate Transaction,

if within six months after the date of such Change of Control, (i) a Participant's service is terminated by the Company or an Affiliate for any reason other than Cause; or (ii) a Participant terminates his or her service as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of employment or consultancy immediately prior to the Change of Control; or (iii) the Participant terminates his or her service after there occurs a material adverse change in a Participant's duties, authority or responsibilities which causes such Participant's position with the Company to become of significantly less responsibility or authority than such Participant's position was immediately prior to the Change of Control, then all of such Participant's (i) Options outstanding under the Plan shall become fully vested and immediately exercisable as of the date of termination of such Participant, unless in any such case the Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan and (ii) any forfeiture or repurchase rights of the Company with respect to outstanding Stock Grants that have not lapsed or expired prior to such Change of Control shall terminate as of the date of termination of such Participant.

26.   ISSUANCES OF SECURITIES.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.   FRACTIONAL SHARES.

        No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.   CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

        The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.   WITHHOLDING.

        In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

30.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

        Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a "Disqualifying Disposition" of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.   TERMINATION OF THE PLAN.

        The Plan will terminate on April 23, 2025 the date which is ten (10) years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not effect any Stock Rights theretofore granted.

32.   AMENDMENT OF THE PLAN AND AGREEMENTS.

        The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers; and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect "repricing" for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the

Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator's authority to take any action permitted pursuant to Paragraph 25.

33.   EMPLOYMENT OR OTHER RELATIONSHIP.

        Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.   SECTION 409A.

        If a Participant is a "specified employee" as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant's separation from service, or (ii) the Participant's date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant's separation from service.

        The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.   INDEMNITY.

        Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.   CLAWBACK.

        Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company's Clawback Policy then in effect is triggered.

37.   GOVERNING LAW.

        This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

NNNNNNNNNNNN . NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time, on June 29, 2017. Vote by Internet • Go to www.envisionreports.com/MDGL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2, 3, and 4. + 1. Election of Directors (or if nominees are not available for election, such substitutes as the Board of Directors may designate). For Withhold 01 - Paul A. Friedman, M.D. 02 - Kenneth M. Bate For Against Abstain ForAgainst Abstain 2. Proposal to ratify the election of Pricewaterhouse Cooper LLP as Madrigal’s independent registered public accounting firm for the fiscal year ending December 31, 2017. 4. Proposal to approve, on an advisory basis, the compensation of Madrigal’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. For Against Abstain 3. Proposal to approve an amendment to Madrigal’s 2015 Stock Plan that would, among other things, increase the aggregate number of shares for which share awards may be granted under the 2015 Stock Plan by 10,000,000 shares. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. NNNNNNNC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 9 7 5 0 1 02LSNA NNNNNNNNN B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy — MADRIGAL PHARMACEUTICALS, INC. 200 BARR HARBOR DRIVE, SUITE 400 WEST CONSHOHOCKEN, PA 19428 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 29, 2017 MADRIGAL PHARMACEUTICALS, INC. BOARD OF DIRECTORS SOLICITS THIS PROXY The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held at 9:00 a.m. EDT on Thursday, June 29, 2017 at Philadelphia Marriott West, 111 Crawford Avenue, Conshohocken, PA 19428 and hereby appoints Paul A. Friedman, M.D. and Marc R. Schneebaum (with full power to act alone) the attorneys and proxies of the undersigned, with power of substitution, to vote all shares of the Common Stock of Madrigal Pharmaceuticals, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxy is instructed to vote or act as follows on the proposals set forth in the Proxy. This Proxy, when executed, will be voted in the manner directed herein. If you do not specify below how you want your shares to be voted, this Proxy will be voted FOR the election of the Directors and FOR Proposals 2, 3 and 4. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE! Non-Voting Items Change of Address — Please print new address below. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C